 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

LAYNE CHRISTENSEN COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Hughes Landing Blvd, Suite 800

The Woodlands, Texas 77380

(Address of principal executive offices)

(281) 475-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its 2017 Annual Meeting of Stockholders on May 31, 2017. The stockholders considered and voted on five proposals submitted for stockholder vote, each of which is described in detail in the Proxy Statement. The following is a brief description of the matters voted on at the 2017 Annual Meeting and the final results of such voting.

Proposal No. 1. Election of seven directors—David A.B. Brown, Michael J. Caliel, J. Samuel Butler, Nelson Obus, Robert R. Gilmore, John T. Nesser III and Alan P. Krusi—to hold office for terms expiring at the 2018 annual meeting of stockholders.

Final Results: The stockholders elected David A.B. Brown, Michael J. Caliel, J. Samuel Butler, Nelson Obus, Robert R. Gilmore, John T. Nesser III and Alan P. Krusi as directors to hold office for terms expiring at the 2018 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier death, retirement, resignation or removal.

	For	Withheld Authority	Broker Non Votes
David A.B. Brown	12,549,194	1,666,073	2,132,218
Michael J. Caliel	13,490,828	724,439	2,132,218
J. Samuel Butler	12,366,657	1,848,610	2,132,218
Nelson Obus	12,663,295	1,551,972	2,132,218
Robert R. Gilmore	12,667,851	1,547,416	2,132,218
John T. Nesser III	12,632,860	1,582,407	2,132,218
Alan P. Krusi	12,667,876	1,547,391	2,132,218

Proposal No. 2: Proposal to conduct an advisory vote to approve named executive officer compensation.

Final Results: The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement.

	For	Against	Abstain	Broker Non Votes
Advisory vote on executive compensation:	12,437,912	1,748,803	28,552	2,132,218

Proposal No. 3: Proposal to conduct an advisory vote on the frequency of an advisory vote to approve named executive officer compensation.

Final Results:  The stockholders voted, on an advisory basis, to conduct an advisory vote on executive compensation annually.

					Broker
Frequency of advisory vote	1 Year	2 Years	3 Years	Abstain	Non Votes
on executive compensation:	12,666,718	45,705	1,473,044	29,800	2,132,218

Consistent with the stated preference of the Company's stockholders, the Company's Board of Directors determined that the Company will include an advisory vote on executive compensation in the Company's proxy materials once every year until such time as another advisory vote is held, in accordance with Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, on the frequency of such non-binding advisory votes on executive compensation.

Proposal No. 4: Proposal to approve the Company’s 2006 Equity Incentive Plan (the “Plan”), as amended and restated effective May 31, 2017.

Final Results: The stockholders voted to approve the Plan.

	For	Against	Abstain	Broker Non Votes
2006 Equity Plan:	8,357,860	4,424,430	1,432,977	2,132,218

Proposal No. 5: Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending January 31, 2018.

Final Results: The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal 2018.

	For		Against	Abstain	Broker Non Votes
Deloitte & Touche LLP	16,	016,788	140,322	190,375	0

No other matters were voted upon at the meeting.

Item 9.01Financial Statements and Exhibits.

(d) Exhibit. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

Exhibit 10.1	Layne Christensen Company 2006 Equity Incentive Plan, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company
(Registrant)

Date: June 2, 2017	By:	/s/ Steven F. Crooke
Steven F. Crooke
Senior Vice President—Chief Administrative Officer, General Counsel and Secretary